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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                  AMENDMENT NO. 1 TO CURRENT REPORT ON FORM 8-K
                               DATED JUNE 18, 1998

                    FILED PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                               BOCA RESEARCH, INC.
             (Exact Name of registrant as Specified in its Charter)



            FLORIDA                    0-21138                  59-2479377
-------------------------------   ----------------        ----------------------
(STATE OR OTHER JURISDICTION OF   (COMMISSION FILE            (IRS EMPLOYER
INCORPORATION OR ORGANIZATION)         NUMBER)            IDENTIFICATION NUMBER)



          1377 CLINT MOORE ROAD
             BOCA RATON, FL                                       33487
----------------------------------------                        ----------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                        (ZIP CODE)



        Registrant's telephone number, including area code (561) 997-6227






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This report amends the Registrant's report on Form 8-K, initially filed on July
6, 1998 to provide financial statements of OneWorld Systems, Inc. and subsidiaries ("OneWorld") and to provide pro forma condensed consolidated financial information not previously available.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Financial Statements of Business Acquired

                           Pursuant to paragraph (a)(4) of item 7 of Form 8-K,
                  the following financial statements were omitted from disclosure contained in the Registrant's Current Report on Form 8-K filed on July 6, 1998 but are filed herewith:

                           Audited Consolidated Financial Statements of OneWorld
                  as of March 31, 1998 and 1997 and for each of the three years in the period ended March 31, 1998 and Independent Auditors' Report thereon, which are attached as Exhibit 99.1 hereto.

         (b)      Pro Forma Financial Information

                           Pursuant to paragraph (b)(2) of item 7, the unaudited
                  pro forma condensed consolidated balance sheet of the Registrant as of March 31, 1998 and the unaudited pro forma condensed consolidated statements of operations for the year ended December 31,1997 and for the three months ended March 31, 1998 are attached as Exhibit 99.2 hereto.

         (c)      Exhibits


         99.1 Audited Consolidated Financial Statements of OneWorld as of March 31, 1998 and 1997 and for each of the three years in the period ended March 31, 1998 and Independent Auditors' Report thereon.

         99.2 Unaudited pro forma condensed consolidated balance sheet of the Registrant as of March 31, 1998 and the unaudited pro forma condensed consolidated statements of operations of the Registrant for the year ended December 31, 1997 and for the three months ended March 31, 1998.



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                                   SIGNATURES



          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      BOCA RESEARCH, INC.


Date: September 3, 1998               By: /s/ Anthony F. Zalenski
                                          -------------------------------------
                                          Anthony F. Zalenski
                                          President and Chief Executive Officer
                                          (Principal Executive Officer)







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                                  EXHIBIT INDEX



    EXHIBIT
    NUMBER                   DESCRIPTION OF DOCUMENT


     99.1 Audited Consolidated Financial Statements of OneWorld as of March 31, 1998 and 1997 and for each of the three years in the period ended March 31, 1998 and Independent Auditors' Report thereon.

     99.2 Unaudited pro forma condensed consolidated balance sheet of the Registrant as of March 31, 1998 and the unaudited pro forma condensed consolidated statements of operations of the Registrant for the year ended December 31, 1997 and for the three months ended March 31, 1998.